UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

J. Thomas Futrell
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:  (630) 505-3700

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report May 31, 2010 (Unaudited)	Fiduciary/Claymore MLP Opportunity Fund	FMO

www.claymore.com/fmo

... your pipeline to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore MLP Opportunity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder |

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semiannual period ended May 31, 2010.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Fiduciary Asset Management, LLC (“FAMCO”), the Fund’s sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund’s managed assets in master limited partnership (“MLP”) entities, which can provide shareholders with attractive tax-deferred income.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ending May 31, 2010, the Fund provided a total return based on market price of 18.69% and a return of 13.26% based on NAV. As of May 31, 2010, the Fund’s last closing market price of $18.58 represented a premium of 13.85% to the Fund’s NAV of $16.32. Past performance is not a guarantee of future results. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.3350 per share on January 29, 2010, and April 30, 2010. The most recent dividend represents an annualized distribution rate of 7.21% based on the Fund’s last closing market price of $18.58 as of May 31, 2010.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of May 31, 2010, FAMCO managed and supervised approximately $15.8 billion in assets.

Claymore Advisors, LLC (“Claymore”) serves as the Investment Adviser to the Fund. Claymore Securities, Inc. is an affiliate of Claymore Advisors, LLC. Claymore Securities, Inc. offers strategic investment solutions for financial advisors and their clients. In total, Claymore entities provide supervision, management, or servicing on approximately $15.9 billion in assets as of March 31, 2010. Claymore and its associated entities are wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim Partners”) a global, diversified financial services firm with more than $100 billion in assets under supervision.

As a result of the previously-announced Claymore/Guggenheim transaction, upon receiving the necessary shareholder approval on February 2, 2010, the Fund entered into a new investment advisory agreement with Claymore and a new investment sub-advisory agreement with Claymore and FAMCO. These new agreements were necessary because the former agreements were automatically terminated upon the merger of Claymore Group Inc. (Claymore’s parent company) with Guggenheim Partners, which took place on October 14, 2009.

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 24 of the Fund’s semiannual report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the

Semiannual Report | May 31, 2010 |  3

FMO | Fiduciary/Claymore MLP Opportunity Fund | Dear Shareholder continued

market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. There, you’ll find information on FAMCO’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/fmo.

Sincerely,

J. Thomas Futrell
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

4 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers |

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Fiduciary Asset Management, LLC (“FAMCO”). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the semiannual period ended May 31, 2010.

Please remind us of this Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, in a typical year a significant portion of the Fund’s cash receipts will be tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax-deferred returns of capital.

Under normal market conditions, at least 80% of the Fund’s managed assets are invested in MLP entities, and at least 65% of managed assets in equity securities of MLP entities. It is anticipated that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors of the economy. MLP entities include affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. FAMCO may employ an option strategy of writing (selling) covered call options on securities, which may include MLPs held in the Fund’s portfolio, in order to generate current income and gains. Up to 40% of the Fund’s managed assets may be invested in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, but no more than 20% of its managed assets will be invested in restricted securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade.

How would you describe the master limited partnership market over the last six months?

By the beginning of the Fund’s current fiscal year, December 2009, the MLP market, like most capital markets, had improved dramatically from the conditions experienced early in 2009, though it was still not as robust as it was in 2007 before the financial crisis began. During the first half of the Fund’s 2010 fiscal year, conditions in the MLP market continued to improve, demonstrating the resilience and buoyancy that FAMCO considers typical of this asset class. In the first five months of calendar year 2010, many MLPs have raised their distributions, confirming management’s confidence in improving conditions, and very few have reduced distributions. The strength of the MLPs’ distributions continues to support the valuations that prevail in the market.

Using the Alerian MLP Index (the “Index”) as a benchmark for the industry, the total return for the six-month period ended May 31, 2010, was 12.90%.1 This return made MLPs one of the best performing U.S. asset classes over the six-month period; for comparison, the Standard & Poor’s (“S&P”) 500 Index2, which is generally regarded as a good indicator of the broad U.S. stock market, returned 0.40% for the six-month period.

Improvements in capital markets have raised investor expectations for MLP distribution growth. Access to capital is a key issue because under their partnership agreements most MLPs are required to pay out the majority of their available cash flow to shareholders as distributions; they therefore need ongoing access to capital in order to fund growth. The better the perception of the MLP asset class in the capital markets, the more readily they have access to capital. Naturally, those names that are perceived as having high risk are less likely to be able to raise capital at an attractive level. During the first few months of 2010, MLPs have been able to raise considerable equity in the public markets, almost $6 billion through the end of May; that’s about double the average annual pace of the last few years. During the same period in 2009, as capital markets began to recover, only the largest and most liquid MLPs were able to raise capital. As 2010 progressed, the availability of capital has expanded, and many smaller MLPs with lower liquidity have been able to raise capital at reasonable

Indices described below are unmanaged, reflect no expenses and it is not possible to invest directly in any index.

1	The Alerian MLP Index measures the composite performance of the 50 most prominent energy MLPs, and is calculated by Standard & Poor’s using a float-adjusted, capitalization-weighted methodology.

2
S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is generally considered a representation of U.S. stock market.

Semiannual Report | May 31, 2010 |  5

FMO | Fiduciary/Claymore MLP Opportunity Fund |  Questions & Answers continued

levels. This improvement in capital access is positive for the MLP asset class and very supportive of the growth opportunities available to MLPs, including those held in the Fund’s portfolio. Also notable is that there have been several initial public offerings (“IPOs”) of MLPs in the last few months; this is positive, and a sign of strength in the MLP market. However, it is something of a mixed blessing in that IPOs absorb capital that would otherwise be available to other MLPs.

People have been asking how the recent oil spill in the Gulf of Mexico is likely to affect energy-oriented MLPs. Certainly this crisis will be an issue for future energy policy, and there could be an impact on certain MLPs in the future if there are changes in sources of U.S. energy. But what’s happening in the Gulf doesn’t change the demand for energy. If less drilling in the Gulf is legislated, that accelerates the need for more drilling onshore. Only a few MLPs have offshore operations, and those relate to natural gas; none of them have meaningful offshore oil operations. In general, MLPs have greater participation in onshore natural gas than in offshore natural gas. So the direct impact of this spill on the MLPs in the Fund’s portfolio, or on MLPs in general, should be minimal.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2010, the Fund provided a total return based on market price of 18.69% and a return of 13.26% based on NAV. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of May 31, 2010, was $18.58, representing a 13.85% premium to the NAV of $16.32. On November 30, 2009, the Fund’s market price closed at $16.24, which represented a premium of 8.27% to the NAV of $15.00.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2010, the Fund’s NAV included a net deferred tax liability of $55.6 million, or $2.78 per share.

Please tell us about the Fund’s distributions.

The Fund paid quarterly distributions of $0.3350 per share on January 29, 2010, and April 30, 2010. The most recent dividend represents an annualized distribution rate of 7.21% based on the Fund’s closing market price of $18.58 as of May 31, 2010.

How was the Fund’s portfolio positioned, and what has that meant for performance?

The Fund continues to be concentrated in the two largest sectors of the MLP market, which are midstream gas and midstream oil; these two sectors together represent more than 80% of the Alerian Index. As of May 31, 2010, midstream oil represented 35.6% of the Fund’s portfolio and midstream gas represented 46.4%, for a total of 82.0% of the Fund’s portfolio.

At the beginning of the current fiscal year, FAMCO was focused on three major areas of opportunity. FAMCO believed that higher quality MLPs were likely to outperform riskier entities; that smaller MLPs had the greatest growth potential; and that there was considerable opportunity in natural gas. The portfolio was positioned accordingly, and all three of these strategies have worked very well over the six-month period ended May 31, 2010.

The Fund’s high quality bias means that there has been an emphasis on MLPs that have sustainable and growing distributions, which means they must have ready access to capital to fund their growth. The portfolio has benefited over the last six months from owning high quality growth-oriented gathering and processing MLPs such as natural gas pipelines, which were somewhat out of favor in the previous year. One of the strongest contributors to the Fund’s performance was El Paso Pipeline Partners LP (3.0% of the Fund’s long-term investments as of May 31, 2010), a mid-size natural gas pipeline business which we view as high quality. Other positives were Copano Energy LLC and DCP Midstream Partners, LP (4.4% and 3.8%, respectively, of the Fund’s long-term investments); both of these are smaller companies with sound assets, but their stock prices dropped sharply in the very weak market of 2008. In our view, the market had underestimated the strength of their businesses and the extent to which their cash flows were sensitive to commodity prices. The unit prices began to rebound in 2009 and continue to recover, although they have still not recaptured all their value from before the credit crisis.

Despite the Fund’s strong performance, it is appropriate to mention some of the holdings that detracted from performance over the six-month period. These include Boardwalk Pipeline Partners LP and Enbridge Energy Partners, L.P (3.8% and 6.2%,

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FMO | Fiduciary/Claymore MLP Opportunity Fund |  Questions & Answers continued

respectively, of the Fund’s long-term investments). These two MLPs have been held in the Fund for some time, and both are solid entities that are suffering from some short-term concerns. Both have significant institutional owners or parent companies that have sold units in the last few months, releasing to the market units that had not generally been viewed as part of the float. This created selling pressure, since supply of units exceeded demand. Also, Enbridge has pursued some large projects that are not currently performing as well as the market had expected. FAMCO considers these to be solid long-term holdings that are being affected by short-term concerns.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unleveraged portfolio. As of May 31, 2010, the Fund’s leverage of $120 million was approximately 26.9% of managed assets, which represented an asset coverage ratio of approximately 372%, higher than the 300% required by the Investment Company Act of 1940, as amended. Since the return on the investments in the Fund’s portfolio was greater than the cost of leverage, the leverage strategy contributed positively to performance.

What is the current outlook for the MLP market?

FAMCO believes that the outlook for MLPs is positive. Continued improvement in the economy is expected to stimulate energy demand, resulting in improving cash flow and earnings for energy-related MLPs.

MLPs, like most asset classes, performed poorly in May 2010, after a considerable stretch of upward movement. If there was any perception in the market that the asset class was overvalued, this recent correction may have assuaged those concerns. Trends in the broad economy, about which there is considerable uncertainty, will continue to affect the environment for MLPs.

FAMCO believes that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than other income-oriented investments such as bonds, utility stocks or real estate investment trusts. MLPs also have a reasonable level of growth potential and tax deferral features.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Tax Risks of Investing in Equity Securities of MLPs. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

Because of the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s cash receipts will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred returns of capital. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Equity Securities Risk. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

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FMO | Fiduciary/Claymore MLP Opportunity Fund |  Questions & Answers continued

Concentration Risk. Because the Fund will invest in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss.

Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

Risks of Leverage. The Fund’s use of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund’s common shares; fluctuations in the interest rates on forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund’s common shares, may reduce the Fund’s total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund’s potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

Non-Diversified Status. The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

In addition to the risks described above, the Fund is also subject to: Affiliated Party Risk, Energy Sector Risks, Other Sector Risks, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Management Risk, and Current Developments Risk. Please see www.claymore.com/fmo for a more detailed discussion about Fund risks and considerations.

8 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Summary | As of May 31, 2010 (unaudited)

Fund Statistics
Share Price	$18.58
Common Share Net Asset Value	$16.32
Premium/(Discount) to NAV	13.85%
Net Assets ($000)	$325,899

Total Returns
(Inception 12/28/04)	Market	NAV
Six Months	18.69%	13.26%
One Year	36.01%	35.49%
Three Year (annualized)	-1.78%	-7.23%
Since Inception (annualized)	5.82%	4.25%

% of Long-Term
Sector Allocation	Investments
Midstream Gas Infrastructure	46.4%
Midstream Oil Infrastructure	35.6%
Propane	9.8%
Oil and Gas Production	4.1%
Coal	3.0%
Consumer Discretionary	0.7%
Marine Transportation	0.4%

% of Long-Term
Top Ten Issuers	Investments
Enterprise Products Partners, L.P.	11.5%
Inergy Holdings, L.P.	9.8%
Kinder Morgan Management, L.L.C.	7.9%
Plains All American Pipeline, L.P.	7.0%
Energy Transfer Equity L.P.	6.9%
Enbridge Energy Partners, L.P.	6.2%
Magellan Midstream Partners, L.P.	5.8%
ONEOK Partners L.P.	4.5%
Copano Energy, L.L.C.	4.4%
DCP Midstream Partners, L.P.	3.8%

Past performance does not guarantee future results. Investors should be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Share Price & NAV Performance

Distributions to Shareholders

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FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of Investments | May 31, 2010 (unaudited)

Number
of Shares		Value
	Master Limited Partnerships and MLP Affiliates - 151.4%
	Coal - 4.4%
156,800	Alliance Resource Partners, L.P.	$7,126,560
217,270	Natural Resource Partners L.P.	4,869,021
140,000	Penn Virginia GP Holdings, L.P.	2,499,000
		14,494,581

	Consumer Discretionary - 1.0%
162,680	StoneMor Partners L.P. (a)	3,230,825

	Marine Transportation - 0.7%
112,700	Teekay Offshore Partners L.P. (Marshall Islands)	2,205,539

	Midstream Gas Infrastructure - 71.2%
673,082	Boardwalk Pipeline Partners, LP (a)	18,745,334
891,587	Copano Energy, L.L.C. (a)	21,870,629
627,095	DCP Midstream Partners, LP (a)	18,750,140
545,054	EI Paso Pipeline Partners, L.P. (a)	15,038,040
644,450	Energy Transfer Equity, L.P. (a)	19,816,837
329,237	Energy Transfer Partners, L.P. (a)	14,519,352
1,704,101	Enterprise Products Partners L.P. (a)	57,257,794
117,585	Exterran Partners, L.P.	2,404,613
83,225	MarkWest Energy Partners, L.P.	2,435,996
377,035	ONEOK Partners, L.P.	22,588,167
325,800	Regency Energy Partners LP	7,493,400
98,215	Targa Resources Partners LP	2,224,570
285,550	TC PipeLines, LP	10,856,611
484,300	Williams Partners L.P.	18,049,861
		232,051,344

	Midstream Oil Infrastructure - 54.6%
618,502	Enbridge Energy Partners, L.P. (a)	30,782,844
397,205	Genesis Energy, L.P. (a)	7,022,584
233,870	Global Partners LP (a)	4,981,431
235,825	Holly Energy Partners, L.P. (a)	9,482,523
712,318	Kinder Morgan Management, LLC (a) (b) (c)	39,455,294
662,726	Magellan Midstream Partners, L.P. (a)	29,014,144
248,105	NuStar Energy L.P. (a)	13,692,915
607,851	Plains All American Pipeline, L.P. (a)	34,987,904
130,385	Sunoco Logistics Partners L.P. (a)	8,579,333
		177,998,972

	Oil and Gas Production - 4.5%
389,212	EV Energy Partners, L.P. (a)	11,392,235
133,346	Pioneer Southwest Energy Partners L.P. (a)	3,225,640
		14,617,875

	Propane - 15.0%
517,600	Inergy Holdings, L.P. (a)	37,474,240
308,711	Inergy, L.P. (a)	11,277,213
		48,751,453

	Total Master Limited Partnerships and MLP Affiliates
	(Cost $286,841,051)	493,350,589

	Common Stocks - 1.8%
	Oil and Gas Production - 1.8%
756,923	Abraxas Petroleum Corp. (b)	1,983,138
1,513,847	Abraxas Petroleum Corp. (b) (d) (e)	3,947,230
	(Cost $7,406,661)	5,930,368

	Other Equity Securities - 0.0%
	Coal - 0.0%
1,145,621	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	–
123	Clearwater GP Holding Co. (b) (d) (e) (f)	–
	(Cost $23,111,552)	–

	Incentive Distribution Rights - 0.0%
43	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	-
	(Cost $0)

	Warrants - 0.0%
114,230	Abraxas Petroleum Corp. (b) (d) (e)	72,769
9,499	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	–
	(Cost $0)	72,769

Principal
Amount		Value
	Term Loans - 0.1%
$1,237,397	Clearwater Subordinate Note, 12/03/09, NR (b) (d) (e) (f)	408,341
	(Cost $1,237,397)
	Long Term Investments - 153.3%
	(Cost 318,596,661)	499,762,067

See notes to financial statements.

10 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund | Portfolio of Investments continued

Number
of Shares		Value
	Short Term Investments - 2.3%
	Money Market Fund - 2.3%
7,366,281	Dreyfus Treasury & Agency Cash Management - Investor Shares
	(Cost $7,366,281)	$7,366,281

	Total Investments - 155.6%
	(Cost $325,962,942)	507,128,348

	Borrowings Outstanding - (36.8% of Net Assets or 23.7% of
	Total Investments)	(120,000,000)

	Liabilities in excess of Other Assets - (18.8%)	(61,229,524)

	Net Assets - 100.0%	$325,898,824

LLC	Limited Liability Company

L.P.	Limited Partnership

MLP	Master Limited Partnership

NR	Ratings shown are per Standard & Poor’s. Securities classified as NR are not rated by Standard & Poor’s.

(a)	All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. The total amount segregated is $299,588,157.

(b)	Non-income producing security.

(c)	While non-income producing, security makes regular in-kind distributions.

(d)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, restricted securities aggregate market value amounted to $4,428,340 or 1.4% of net assets. See Note 10 to Financial Statements for additional disclosure.

(e)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $4,428,340 which represents 1.4% of net assets.

(f)	Company has filed for protection in federal bankruptcy court.

See notes to financial statements.

Semiannual Report | May 31, 2010 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Assets and Liabilities | May 31, 2010 (unaudited)

Assets
Investments in securities, at value (cost $325,962,942)	$507,128,348
Current tax receivable	72,016
Other assets	32,096
Total assets	507,232,460

Liabilities
Borrowings	120,000,000
Net deferred tax liability	55,601,132
Net unrealized depreciation on interest rate swaps	5,133,141
Advisory fee payable	365,950
Interest due on borrowings	24,167
Administration fee payable	8,846
Custodian bank	590
Accrued expenses and other liabilities	199,810
Total liabilities	181,333,636

Net Assets	$325,898,824

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,973,405 shares issued and outstanding	$199,734
Additional paid-in capital	248,404,558
Net unrealized appreciation on investments and swaps, net of tax	101,290,285
Accumulated net realized gain on investments and swaps, net of tax	5,480,549
Accumulated net investment loss, net of tax	(29,476,302)

Net Assets	$325,898,824

Net Asset Value
(based on 19,973,405 common shares outstanding)	$16.32

See notes to financial statements.

12 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations | For the six months ended May 31, 2010 (unaudited)

Investment Income
Distributions from master limited partnerships	$15,812,752
Less: Return of capital distributions	(15,746,079)
Total investment income		$66,673

Expenses
Advisory fee	2,158,980
Professional fees	109,462
Trustees’ fees and expenses	88,386
Fund accounting	53,896
Printing expense	51,872
Administration fee	50,659
Miscellaneous	34,974
Custodian fee	32,370
Insurance	13,781
NYSE listing fee	11,136
Transfer agent fee	9,698
Interest expense and fees on borrowings	1,012,083
Total expenses		3,627,297
Advisory fees waived		(71,452)
Net expenses		3,555,845
Net investment loss before taxes		(3,489,172)
Deferred tax benefit		2,117,188
Current tax expense		(698,067)
Net investment loss		(2,070,051)

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		114,885
Net realized gain/(loss) on swaps		(1,737,859)
Deferred tax benefit		660,099
Net realized gain/(loss) on investments		(962,875)
Net change in unrealized appreciation on investments before taxes		65,363,894
Net change in unrealized appreciation on swaps		1,005,520
Deferred tax expense		(26,993,869)
Net unrealized appreciation on investments and swaps		39,375,545
Net realized and unrealized gain/(loss) on investments and swaps		38,412,670

Net Increase in Net Assets Resulting from Operations		$36,342,619

See notes to financial statements.

Semiannual Report | May 31, 2010 | 13

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statements of Changes in Net Assets |
	For the
	Six Months Ended	For the
	May 31, 2010	Year Ended
	(unaudited)	November 30, 2009
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(2,070,051)	$(4,706,685)
Net realized gain/(loss)	(962,875)	(14,241,532)
Net change in unrealized appreciation/(depreciation)	39,375,545	98,154,374
Net increase/(decrease) in net assets resulting from operations	36,342,619	79,206,157

Distributions to Common Shareholders
Return of capital	(13,146,212)	(25,989,000)
	(13,146,212)	(25,989,000)
Capital Share Transactions
Net proceeds from common shares issued through add-on offering	18,932,921	4,330,730
Net proceeds from common shares issued through dividend reinvestment	1,797,348	3,412,685
Common share offering costs charged to paid-in capital	(116,510)	(26,651)
Net increase from capital share transactions	20,613,759	7,716,764
Total increase/(decrease) in net assets	43,810,166	60,933,921

Net Assets
Beginning of period	282,088,658	221,154,737
End of period (including accumulated net investment losses of $29,476,302 and $27,406,251, respectively, net of tax)	$325,898,824	$282,088,658

See notes to financial statements.

14 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Cash Flows | For the six months ended May 31, 2010 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$36,342,619

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating and Investing Activities:
Net change in unrealized appreciation on investments and swaps before taxes	(66,369,414)
Net realized gain on investments before taxes	(114,885)
Purchases of long-term investments	(50,105,291)
Proceeds from sale of long-term investments	15,450,613
Net proceeds of short-term investments	7,682,185
Decrease in receivable for investments sold	849,648
Decrease in receivable for fund shares sold	569,482
Decrease in current tax receivable	(32,843)
Decrease in interest receivable	69
Increase in other assets	(21,310)
Increase in deferred tax liability	24,216,582
Decrease in payable for investments purchased	(1,284,410)
Decrease in interest due on borrowings	(164,425)
Increase in advisory fee payable	51,651
Increase in administration fee payable	1,301
Decrease in offering cost payable	(26,651)
Increase in accrued expenses and other liabilities	7,444
Return of capital distributions received from investee companies	15,746,079
Investee companies bankruptcy reorganization fees	(3,873)
Increase in due to custodian payable	590
Net Cash Used by Operating Activities	$(17,204,839)

Cash Flows From Financing Activities:
Net proceeds from issuance of common shares	18,932,921
Proceeds from borrowings	9,737,292
Distributions to Common Shareholders	(11,348,864)
Offering expenses in connection with common shares issued through add-on offering	(116,510)
Net Cash Provided by Financing Activities	17,204,839
Net change in cash	–
Cash at Beginning of Period	–
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,176,508
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$1,436,605
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$853,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,797,348

See notes to financial statements.

Semiannual Report | May 31, 2010 | 15

FMO | Fiduciary/Claymore MLP Opportunity Fund

Financial Highlights |

						For the Period
	For the	For the	For the	For the	For the	December 28,
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	2004* through
Per share operating performance	May 31, 2010	November 30,	November 30,	November 30,	November 30,	November 30,
for a share outstanding throughout the period	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.00	$12.09	$23.11	$22.49	$19.78	$19.10 (c)
Income from investment operations
Net investment loss(a) (b)	(0.18)	(0.44)	(0.70)	(0.67)	(0.33)	(0.26)
Net realized and unrealized gain/loss (b)	2.18	4.76	(8.85)	2.66	4.29	1.92
Total from investment operations	2.00	4.32	(9.55)	1.99	3.96	1.66
Common shares’ offering expenses charged to paid-in capital	(0.01)	– **	–	–	–	(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	–	–	(0.08)	–	–	–
Return of capital	(0.67)	(1.41)	(1.39)	(1.37)	(1.25)	(0.94)
Net asset value, end of period	$16.32	$15.00	$12.09	$23.11	$22.49	$19.78
Market value, end of period	$18.58	$16.24	$11.42	$22.66	$21.87	$17.99
Total investment return (d)
Net asset value	13.26%	38.03%	-43.55%	8.53%	20.70%	8.38%
Market value	18.69%	57.32%	-45.67%	9.70%	29.68%	-5.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$325,899	$282,089	$221,155	$418,438	$406,295	$357,441
Ratios to Average Net Assets applicable to Common Shares: (e)
Total expenses, excluding interest expense and tax expense/benefit and net of fee waivers	1.59%	1.76%	1.79%	1.62%	1.69%	1.48%
Total expenses, excluding interest expense and tax expense/benefit and excluding fee waivers	1.63%	1.76%	1.79%	1.62%	1.69%	1.48%
Total expenses, including interest expense and tax expense/benefit and net of fee waivers	17.77%	26.32%	(28.34)%	9.40%	16.89%	8.41%
Total expenses, including interest expense and tax expense/benefit and excluding fee waivers	17.81%	26.32%	(28.34)%	9.40%	16.89%	8.41%
Interest expense	0.63%	1.23%	1.83%	2.13%	2.17%	1.02%
Current and deferred tax expense/(benefit)	15.55%	23.33%	(31.96)%	5.65%	13.03%	5.91%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(1.50)%	(2.14)%	(1.71)%	(0.62)%	0.55%	(0.37)%
Net investment income/(loss), including interest expense and tax expense/benefit	(17.69)%	(26.70)%	28.42%	(8.40)%	(14.66)%	(7.30)%
Portfolio Turnover Rate	3%	30%	22%	11%	21%	41%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$120,000	$110,263	$72,263	$175,000	$150,000	$150,000
Asset coverage per $1,000 of indebtedness (f)	$3,716	$3,558	$4,060	$3,391	$3,709	$3,383

*	Commencement of investment operations.

**	Less than $0.01.

(a)	Based on average shares outstanding during the period.

(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)	Before deduction of offering expenses charged to capital.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

16 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Notes to Financial Statements | May 31, 2010 (unaudited)

Note 1 – Organization:
Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. On October 15, 2009, the Fund’s prospectus for the offering of additional shares became effective. This offering (“add-on offering”) allows for the issuance of up to an additional $125,000,000 of common shares.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund’s income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 –Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (“ASC”) as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission (“SEC”) accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments
Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) (formerly known as the Statement of Financial Accounting Standard (“FAS”) No. 157), ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2010:

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Master Limited Partnerships	$493,351	$–	$–	$493,351
Common Stocks	1,983	3,947	–	5,930
Other Equity Securities	–	–	–	–
Incentive Distribution Rights	–	–	–	–
Warrants	–	73	–	73
Term Loans	–	–	408	408
Money Market Fund	7,366	–	–	7,366
Total	$502,700	$4,020	$408	$507,128

Liabilities:
Derivatives	$–	$5,133	$–	$5,133
Total	$–	$5,133	$–	$5,133

Semiannual Report | May 31, 2010 | 17

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements (unaudited) continued

Level 3 holdings
Beginning Balance at 11/30/09
Other Equity Securities	$–
Incentive Distribution Rights	–
Warrants	–
Term Loans	433
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss
Other Equity Securities	–
Incentive Distribution Rights	–
Term Loans	(25)
Net Purchases and Sales	–
Net Transfers In/Out	–
Warrants	–
Ending Balance at 5/31/10
Other Equity Securities	–
Incentive Distribution Rights	–
Warrants	–
Term Loans	408
Total Level 3 holdings	$408

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations. Net unrealized gains/losses relate to those investments held by the Fund at May 31, 2010.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the period ended May 31, 2010, the Fund estimated 99.6% of its distributions from MLPs as return of capital and 0.4% of its distributions from MLPs as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV in January 2011.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, oversee the activities of Fiduciary Asset Management, LLC (“FAMCO” or the “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

The Fund agreed to waive the advisory fees on all shares issued through the add-on offering for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $71,452 were waived for the period ended May 31, 2010. See Note 8 for additional information regarding the add-on offering.

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of the Adviser, announced the completion of a previously announced merger. The closing of this transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment activities or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, the consummation of the transaction resulted in the automatic termination of the Fund’s advisory & sub-advisory agreements. On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) and a new investment sub-advisory agreement among the Fund, the Adviser and FAMCO (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) and recommended that the New Agreements be submitted to the shareholders of the Fund for their approval. On February 2, 2010, shareholders of the Fund approved the New Agreements on behalf of the Fund. The New Agreements have an initial term of one year. Thereafter, the New Agreements will continue in effect only if their continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Agreements and those of the original Advisory Agreement and Sub-Advisory Agreement.

18 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements (unaudited) continued

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of May 31, 2010 is as follows:

Cost of			Net tax	Net tax
investments	Gross tax	Gross tax	unrealized	unrealized
for tax	unrealized	unrealized	appreciation	depreciation
purposes	appreciation	depreciation	on investments	on derivatives
$294,257,364	$225,724,779	$(12,853,795)	$212,870,984	$(1,005,520)

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) (formerly known as Statement of Financial Accounting Standard (“FAS”) No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current tax expense	$698,067
Deferred federal income tax expense	19,526,714
Deferred state income tax expense	4,689,868
Total current and deferred tax expense	$24,914,649

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$21,440,044	35.00%
State income taxes	3,321,605	5.42%
Foreign income taxes	153,000	0.25%
Total	$24,914,649	40.67%

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2010, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss carryforward	$15,693,263
Deferred tax benefit on capital loss carryforward	18,104,106
Valuation allowance	(5,021,355)
Deferred tax asset	$28,776,014
Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(84,377,146)
Net deferred tax liability	$(55,601,132)

At November 30, 2009 (the most recent fiscal year end for federal income tax purposes), the Fund had a remaining net operating loss carryforward of $38,630,545. The net operating loss carryforward is set to expire as follows: $15,066,691 in 2026, $10,333,986 in 2027 and $13,229,868 in 2029. At November 30, 2009 (the most recent fiscal year end for federal income tax purposes), the Fund had a capital loss carryforward of $26,609,957. If not utilized, the capital loss carryforward will expire November 30, 2014.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. As of May 31, 2010, and November 30, 2009, 2008, 2007 and 2006, a valuation allowance for state income tax purposes of $889,410, $1,138,993, $652,188, $1,665,241 and $675,523, respectively, was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation

Semiannual Report | May 31, 2010 | 19

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements (unaudited) continued

allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the period ended May 31, 2010, purchases and sales of investments, excluding short-term securities, were $50,105,291 and $15,450,613, respectively.

Note 6 – Derivatives:
The Fund adopted ASC 815, Derivatives and Hedging (“ASC 815”) (formerly known as FAS No. 161). ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the period ended May 31, 2010, in order to hedge its exposure to short-term rates paid on its credit facility. As of May 31, 2010, the Fund had swaps with a total notional value of $120,000,000 outstanding.
Details of the swap agreements outstanding as of May 31, 2010, were as follows:

		Notional			Unrealized
	Termination	Amount	Fixed		Appreciation/
Counterparty	Date	($000)	Rate	Floating Rate	(Depreciation)
Merrill Lynch	01/30/2011	$30,000	3.05%	1-Month LIBOR	$(792,928)
Merrill Lynch	01/30/2013	$30,000	3.49%	1-Month LIBOR	(2,016,555)
Morgan Stanley	02/07/2011	$30,000	2.92%	1-Month LIBOR	(740,033)
Morgan Stanley	03/19/2013	$30,000	3.13%	1-Month LIBOR	(1,583,625)
					$(5,133,141)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $5,133,141 is presented as a liability on the Statement of Assets and Liabilities.

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended May 31, 2010.

Effect of Derivative Instruments Before Taxes on the Statement of Operations for the period ended May 31, 2010:

(Values in $000s)

Amount of Realized Gain/(Loss) on Derivatives Before Taxes

Swaps
Interest Rate Risk	$(1,738)

Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes

Swaps
Interest Rate Risk	$1,006

The Fund did not enter into any new swap agreements during the period ended May 31, 2010.

Note 7 – Borrowings:
On September 30, 2008, the Fund entered into a $155,000,000 credit facility agreement. The Fund incurred an issuance cost of 0.25% on the credit facility. Interest on the amount borrowed was based on the 3-month LIBOR plus 1.50%. On August 3, 2009, the credit facility total was reduced to $120,000,000. An unused fee of 1.15% was charged on the difference between the total credit facility and the amount borrowed. Effective May 14, 2010, interest on the amount borrowed was reduced to the 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. At May 31, 2010, there was $120,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of borrowings on the credit facility during the period ended May 31, 2010, was $111,760,753 with a related weighted average interest rate of 1.79%, inclusive of the program fees. The maximum amount outstanding during the period ended May 31, 2010, was $120,000,000.

20 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements (unaudited) continued

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,973,405 issued and outstanding.

Transactions in common shares were as follows:

	Period Ended	Year Ended
	May 31, 2010	November 30, 2009
Beginning shares	18,807,181	18,285,742
Shares issued through dividend reinvestment	99,324	246,739
Common shares issued through add-on offering	1,066,900	274,700
Ending shares	19,973,405	18,807,181

On November 6, 2009, the Fund entered into an add-on offering sales agreement among the Fund, the Adviser and Cantor Fitzgerald & Co. to offer and sell up to an additional $125,000,000 of common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. As of May 31, 2010, the Fund had no pending subscriptions.

The Advisor has paid the costs associated with this offering of shares and will be reimbursed by the Fund up to 0.60% of the value of each share sold under this program, up to the lesser of the costs incurred or $400,000. Through May 31, 2010, the Fund paid $143,610 associated with the add-on offering.

Note 9 – Concentration of Risk:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Note 10 – Restricted Securities:
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund’s Board of Trustees. As of May 31, 2010, the Fund held the following restricted securities:

				Fair	Price at
	Date of	Shares/	Current	Market	Acquisition Date		5/31/2010
Security	Acquisition	Par	Cost	Value	(unrestricted)	***	Price
Abraxas Petroleum Corp.	10/05/2009	756,923	$2,468,886	$1,978,842	$1.75		$2.6143
Abraxas Petroleum Corp.	10/05/2009	756,924	$2,468,889	$1,968,388	$1.75		$2.6005
Abraxas Petroleum Corp.*	05/25/2007	114,230	$–	$72,769	$–		$0.6370
Clearwater GP Holding Co.	02/29/2008	123	$199,129	$–	$1,252.03		$–
Clearwater Natural
Resources, L.P.*	01/13/2009	9,499	$–	$–	$–		$–
Clearwater Natural
Resources, L.P.**	08/01/2005	43	$–	$–	$–		$–
Clearwater Natural
Resources, L.P.	08/01/2005	892,857	$17,857,143	$–	$ NA		$–
Clearwater Natural
Resources, L.P.	10/02/2006	252,764	$5,055,280	$–	$ NA		$–
Clearwater Subordinate Note	07/08/2008	$212,000	$212,000	$69,960	$100.00		$33.00
Clearwater Subordinate Note	08/06/2008	$212,000	$212,000	$69,960	$100.00		$33.00
Clearwater Subordinate Note	09/29/2008	$759,880	$759,880	$250,760	$100.00		$33.00
Clearwater Subordinate Note	01/09/2009	$53,517	$53,517	$17,661	$100.00		$33.00
Total			$29,286,724	$4,428,340

*Warrants
**Incentive Distribution Rights
***Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Recent Accounting Pronouncements:
On January 21, 2010, the FASB issued an Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Note 13 – Subsequent Events:
Subsequent to May 31, 2010, the Fund declared a quarterly dividend of $0.335 per share. This dividend is payable on July 30, 2010, to shareholders of record on July 15, 2010.

Semiannual Report | May 31, 2010 | 21

FMO | Fiduciary/Claymore MLP Opportunity Fund

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2011, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholders Votes
A Special Meeting of Shareholders was held on February 2, 2010. Common shareholders voted on the New Advisory Agreement.

# of Shares	# of Shares
In Favor	Withheld
9,600,082	8,939,399

Trustees
The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	43	None

Howard H. Kaplan Year of birth: 1969 Trustee	Since 2004	Partner of Stinson Morrison Hecker LLP, a law firm providing legal advice in business law and litigation matters (2007-present). Formerly, principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation (1994-2007).	1	None

Robert B. Karn III Year of birth: 1942 Trustee	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	46	None

John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present). Formerly, Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management (2005-2007). Office Managing Partner, Arthur Andersen, LLP (1966-1999).	1	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	43	None

Interested Trustees:

Joseph E. Gallagher, Jr.† 8235 Forsyth Boulevard Suite 700 St. Louis, MO 63105 Year of birth: 1956 Trustee	Since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	1	Member of the Board of Directors for the Rossman School.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2010 annual meeting of shareholders.
-Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
-Messrs. Barnes and Gallagher, as Class I trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

22 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund | Supplemental Information (unaudited) continued

Officers
The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupation During the Past Five Years and
Position(s) held with Registrant	Length of Time Served	Other Affiliations

Officers:

J. Thomas Futrell Year of birth: 1955 Chief Executive Officer	Since 2008
Senior Managing Director and Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2008-present). Formerly, Managing Director of Research, Nuveen Asset Management (2000-2007).

Kevin M. Robinson Year of birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Claymore Advisors, LLC, Claymore Securities, Inc. and Claymore Group, Inc. (2007-present). Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004
Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Chief Financial Officer of Claymore Group Inc. (2005-2006). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Formerly, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Claymore Group (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1993-2003).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2007	Vice President, Assistant General Counsel of Claymore Group Inc. (2007 to present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2007).

James Cunnane, Jr. Year of birth: 1970 Vice President	Since 2007	Chief Investment Officer of Fiduciary Asset Management, LLC (2009-present). Formerly, Managing Director and Senior Portfolio Manager of Fiduciary Asset Management, LLC (1996-2008).

Quinn T. Kiley Year of birth: 1973 Vice President	Since 2009
Senior Vice President, Senior Portfolio Manager of Fiduciary Asset Management (2005-present). Formerly, Vice President of Banc of America Securities, Natural Resources Investment Banking Group (2001-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Semiannual Report | May 31, 2010 | 23

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

24 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Board Considerations Regarding Investment Advisory Agreement and Investment
Sub-Advisory Agreement Contract Re-approval

On January 20, 2010, the Board of Trustees (the “Board”) of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Fund and Fiduciary Asset Management, LLC (“Sub-Adviser”). (The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.”) As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board and Committee members had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee members communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request and to a follow-up request for information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance program of the Adviser and the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support services provided by the Adviser to the Fund. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Sub-Adviser’s portfolio management activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three month, six month, one year, three year and since inception periods ended November 30, 2009. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in master limited partnerships and are taxed as “C” corporations. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance. The Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

The Board compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fees that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s advisory fee was at the mean of the peer group of funds.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing advisory services to the Fund, including paying the subadvisory fee to the Sub-Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given that, by design, closed-end funds’ assets remain relatively fixed and therefore economies of scale in such funds are typically not obtained through growth in assets, the Board did not expect the Fund to grow significantly in the coming year. The Board noted that the Fund may grow incrementally through the issuance of shares in connection with the Fund’s equity issuance program, and that the Adviser and Sub-Adviser have agreed to waive their advisory and subadvisory fees (“advisory fees”) on assets attributable to newly-issued shares for the first three months following the issuance of shares and waive 50% of their advisory fees for the subsequent three months following the issuance of shares. Nevertheless, the Board did not anticipate any significant economies of scale in the coming year.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue. The Board also noted the Adviser’s statement that it benefits from its association with the Sub-Adviser, which may lead to future business opportunities.

Investment Sub-Advisory Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board reviewed the financial statements of the Sub-Adviser’s parent company. The Board also considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

The Board reviewed the performance of the Fund and the peer group of funds over various periods of time. The Board considered that, during the periods reviewed, the Fund’s investment performance on a total return and NAV basis trailed the performance of the peer group of funds. The Board considered the Sub-Adviser’s statement that the Fund’s performance

Semiannual Report | May 31, 2010 | 25

FMO | Fiduciary/Claymore MLP Opportunity Fund | Board Considerations

had been negatively impacted by the new credit facility with different collateral requirements implemented in late 2008 during a period of extreme market volatility. The Board noted, however, that the Fund’s annualized distribution rate on a market and NAV basis was competitive with the comparable rates of the peer funds. With respect to the Fund’s market price performance, the Board noted that the Fund’s market price total returns trailed the market price returns of the average of the peer group funds over the periods reviewed but, since inception, the Fund’s market price total return performance had been positive. The Board also considered the statement by the Adviser that the peer group funds’ more aggressive distribution policies may account for their greater market price returns as compared to the Fund’s.

The Board reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to another investment company client that has an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as subadviser. The Board also considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client to which it provides comparable services to those it provides to the Fund.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Investment Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Sub-Advisory Agreement and concluded that the profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the fixed nature of the closed-end Fund’s assets. The Board considered, however, the Sub-Adviser’s statement that the Fund’s recent equity offerings may increase the size of the Fund and reduce its expense ratio as the Fund’s fixed expenses are spread over a larger asset base.

The Board considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser’s ability to use soft dollars and the Sub-Adviser’s statement that it benefits from the exposure it receives because of the Fund.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration the costs of services to be provided and profit realized, economies of scale and other benefits to the Adviser and the Sub-Adviser.

26 | Semiannual Report | May 31, 2010

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Information |

Board of Trustees
Randall C. Barnes

Joseph E. Gallagher, Jr.*

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.

*     Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

Officers
J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark E. Mathiasen
Secretary

Quinn T. Kiley
Vice President

James Cunnane, Jr.
Vice President

Investment Adviser
and Administrator
Claymore Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser
Fiduciary Asset Management, LLC
St. Louis, Missouri

Accounting Agent, Custodian and
Transfer Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting Claymore’s website at www.claymore.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore’s website at www.claymore.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

Semiannual Report | May 31, 2010 | 27

FMO | Fiduciary/Claymore MLP Opportunity Fund |

About the Fund Manager |

Fiduciary Asset Management, LLC
Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $15.8 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.

Investment Philosophy
Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process
The manager seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary’s top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Fiduciary Asset Management, LLC	Claymore Securities, Inc.
8235 Forsyth Boulevard	2455 Corporate West Drive
Suite 700	Lisle, IL 60532
St. Louis, MO 63105	Member FINRA/SIPC (07/10)

FMO-SAR-0710

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:       /s/  J. Thomas Futrell
_____________________________________________________________________

Name:         J. Thomas Futrell

Title:           Chief Executive Officer

Date:          August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/  J. Thomas Futrell
_____________________________________________________________________

Name:         J. Thomas Futrell

Title:           Chief Executive Officer

Date:           August 6, 2010

By:       /s/   Steven M. Hill
_____________________________________________________________________

Name:         Steven M. Hill

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           August 6, 2010